EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Gary B. Pruitt, Chief Executive Officer of The McClatchy Company (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    the Quarterly Report on Form 10-Q of the Registrant, to which this certificate is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Dated: May 2, 2003	/s/ Gary B. Pruitt Gary B. Pruitt Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Patrick J. Talamantes, Chief Financial Officer of The McClatchy Company (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    the Quarterly Report on Form 10-Q of the Registrant, to which this certificate is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 2, 2003	/s/ Patrick J. Talamantes Patrick J. Talamantes Chief Financial Officer